                                                                    Exhibit 23.1

                         Consent of Independent Auditors



We consent to the incorporation by reference into the Registrant's previously filed Registration Statement File No. 333-37961, No. 333-45535, No. 333-15583, No. 333-17855, No. 333-45523, No. 333-95471, No. 333-44424, No. 333-44428, No.
333-51160 and No. 333-55106 of our report dated February 22, 2001 with respect to the financial statements of Integ Incorporated included in this Current Report on Form 8-K/A.


                                              /s/ Ernst & Young LLP


Minneapolis, Minnesota
April 6, 2001